Fair Value Measurements - Additional Information (Detail) - USD ($)	6 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Minto derivative liability [member]
Disclosure of detailed information about financial instruments [line items]
Minimum market price of copper before Minto top up payment is required	$ 2.50	$ 2.50
Fair value of Minto derivative liability	$ 0	$ 0
Kutcho [member]
Disclosure of detailed information about financial instruments [line items]
Non convertible debt interest rate	15.00%
Volatility rate	30.00%
Interest rate description	If (i) the market interest rate used had been 2% lower or higher at the respective balance sheet date; or (ii) the implied volatility used had been 10% higher or lower at the respective balance sheet date, then the value of the Kutcho Convertible Note receivable would have increased or decreased by approximately $1 million.
Increase decrease in convertible note receivable	$ 1,000,000